UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): April 8, 2005


                             ONE LINK 4 TRAVEL, INC
              ----------------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   333-81922                   43-1941213
          --------                   ---------                   ----------
(State or other jurisdiction      (Commission File Number)     (IRS Employer
      of incorporation)                                      Identification No.)


 One Market Plaza, Spear Tower, Suite 3600, San Francisco, CA           94105
 -------------------------------------------------------------          -----
           (Address of principal executive offices)                  (Zip Code)


        Registrant's telephone number, including area code (415) 293-8277
                                                           --------------

                                 Not Applicable
    -------------------------------------------------------------------------
          (Former name or former address, if changed since last report)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Introduction

     On April 8, 2005, One Link 4 Travel, Inc. (the "Company") entered into an Acquisition Agreement (the "Agreement") with The Call Center, LLC, a Delaware limited liability company ("TCC"), Paul S. Flannery, as Trustee of the Paul Flannery Trust under trust agreement dated July 2, 2001 and amended and restated November 26, 2003, the sole member of TCC ("Flannery Trust") and Paul S. Flannery ("Flannery") pursuant to which the Company acquired from the Flannery Trust all of its interest in TCC, and thereby acquired sole ownership of TCC, including the operations, assets and business of TCC.

     The Company filed its initial report on Form 8-K on April 8, 2005 reporting the acquisition of the TCC by the Company. The purpose of this Amendment is to include the information required by Item 9.01.

Item 9.01.  Financial Statements and Exhibits

     (a)  Financial statements of businesses acquired.

          Financial statements of The Call Center, LLC are attached as pages F-1 to F-11.

     (b)  Pro forma financial information.

          Pro forma financial information is attached as pages F-12 to F-15.

     (c)  Exhibits.

          10.21 Acquisition Agreement entered into on April 8, 2005 among the Company, The Call Center LLC, Paul S. Flannery, Trustee of the Paul Flannery Trust and Paul Flannery, filed as
                    Exhibit 10.21 to the Company's Report on Form 10-KSB for the fiscal year ended December 31, 2004, is incorporated hereby by reference.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Date:  June 28, 2005                                ONE LINK 4 TRAVEL, INC


                                                    By: /s/ F. W. Guerin
                                                        -----------------------
                                                        F. W. Guerin
                                                        Chief Executive Officer

            Report of Independent Registered Public Accounting Firm




Board of Directors
The Call Center, LLC.
Reno, Nevada

We have audited the accompanying balance sheets of The Call Center, LLC as of December 31, 2004 and 2003, and the related statements of income, members' equity, and cash flows. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of The Call Center, LLC as of December 31, 2004 and 2003, and the results of their operations and their cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 1 to the financial statements, the Company's service contract with its primary customer expired subsequent to year end, and has not yet been renewed, this raises substantial doubt about its ability to continue as a going concern. Management's plans concerning these matters are also described in Note 1. The financial statements do not include any adjustments that might result from the outcome of these uncertainties.




/s/ Stonefield Josephson, Inc.
------------------------------

CERTIFIED PUBLIC ACCOUNTANTS

San Francisco, California
May 19, 2005


The Call Center, LLC
Balance Sheets
------------------------------------------------------------------------------------


                                                         December 31,   December 31,
                                                             2004          2003
                                                         ------------   ------------
Assets

Current assets:
  Cash                                                   $     33,427   $     27,168
  Accounts receivable                                       1,400,218        904,513
                                                         ------------   ------------

         Total current assets                               1,433,645        931,681

Property and equipment,
  net of accumulated depreciation                             782,584        119,447

Deposits and other current assets                              25,528          1,158
                                                         ------------   ------------

                                                         $  2,241,757   $  1,052,286
                                                         ============   ============


Liabilities and Members' Equity

Current liabilities:
   Accounts payable and accrued expenses                 $    714,014   $    254,315
   Deferred rent                                               71,375             --
   Note payable, related party                                470,000             --
   Notes payable, other                                       193,555        100,000
   Current portion of capital lease obligation                 36,129             --
                                                         ------------   ------------

         Total current liabilities                          1,485,073        354,315
                                                         ------------   ------------

Long-term liability-
   Capital lease obligation, less current portion              10,199             --
                                                         ------------   ------------


Members' equity                                               746,485        697,971
                                                         ------------   ------------

                                                         $  2,241,757   $  1,052,286
                                                         ============   ============



   The accompanying notes form an integral part of these financial statements

The Call Center, LLC
Income Statements
--------------------------------------------------------------------------------



                                   Year Ended         Year Ended
                                December 31, 2004   December 31, 2003
                                -----------------   -----------------

Revenues                        $      7,306,567     $      5,496,317

Cost of Revenues                       3,896,910            1,562,323
                                -----------------    -----------------
Gross Profit                           3,409,657            3,933,994


Operating Expenses:
  General and administrative           3,055,782            2,749,100
  Sales and marketing                    134,931              258,645
                                -----------------    -----------------

      Total operating expenses         3,190,713            3,007,745
                                -----------------    -----------------

Net Income                      $        218,944     $        926,249
                                =================    =================









   The accompanying notes form an integral part of these financial statements

The Call Center, LLC.
Statements of Changes in Members' Equity
--------------------------------------------------------------------------------


Members' equity, January 1, 2003                                    $ 1,155,952

Net Income                                                              926,249

Members'  contribution                                                1,200,687

Members' distributions                                               (2,584,917)
                                                                    -----------

Members' equity, December 31, 2003                                      697,971

Net Income                                                              218,944

Members'  contribution                                                  233,250

Members' distributions                                                 (403,680)
                                                                    -----------

Members' equity, December 31, 2004                                  $   746,485
                                                                    ===========




   The accompanying notes form an integral part of these financial statements


The Call Center, LLC
Statements of Cash Flows
-------------------------------------------------------------------------------------------

                                                                 Year Ended     Year Ended
                                                                 December 31,   December 31,
                                                                    2004           2003
                                                                 -----------    -----------
Cash flows provided by (used for) operating activities:
   Net income                                                    $   218,944    $   926,249
                                                                 -----------    -----------

   Adjustments to reconcile net income to net cash
     provided by (used for) operating activities:
       Depreciation and amortization                                 145,137         78,299

   Changes in assets and liabilities:
     (Increase) decrease in assets:
       Accounts receivable                                          (495,705)       574,559
       Deposits and other current assets                             (24,370)         7,232

     (Decrease) increase in liabilities:
       Accounts payable and accrued expenses                         459,699         70,897
       Other current liabilities                                      71,375             --
                                                                 -----------    -----------

          Total adjustments                                          156,136        730,987
                                                                 -----------    -----------

          Net cash provided by operating activities                  375,080      1,657,236
                                                                 -----------    -----------

Cash flows (used for) investing activity-
       Acquisition of property and equipment                        (731,929)            --
                                                                 -----------    -----------

Cash flows provided by (used for) financing activities:
       Proceeds from note payable, related party                     550,000             --
       Proceeds from notes payable, other                             29,285             --
       Net proceed under bank line of credit agreement                64,270       (300,000)
       Payments on note payable, related party                       (80,000)            --
       Payments on capital lease obligation                          (30,017)            --
       Members' contributions                                        233,250      1,200,687
       Members' distributions                                       (403,680)    (2,584,917)
                                                                 -----------    -----------

          Net cash provided by (used for) financing activities       363,108     (1,684,230)
                                                                 -----------    -----------

Net increase (decrease) in cash                                        6,259        (26,994)

Cash, beginning of year                                               27,168         54,162
                                                                 -----------    -----------

Cash, end of year                                                $    33,427    $    27,168
                                                                 ===========    ===========

Supplemental disclosure of cash flow information:
   Interest paid                                                 $    15,640    $     6,443
                                                                 ===========    ===========

Supplemental disclosure of non-cash activity-
   Acquisition of fixed assets through capital lease obligations $    76,345    $        --
                                                                 ===========    ===========








   The accompanying notes form an integral part of these financial statements

                              THE CALL CENTER, LLC

                          NOTES TO FINANCIAL STATEMENTS

                 FOR THE YEARS ENDED DECEMBER 31, 2004 AND 2003


(1)  Summary of Significant Accounting Policies:

     Organization and Business Activity:

          The Call Center, LLC (the "Company") was formed as a limited liability company on September 28, 2001, under the laws of the state of Delaware. It is a marketing services company providing telemarketing, customer service, payment collection and marketing survey services for major US corporate clients. Its state-of-the-art multi-lingual call center is based in Reno, Nevada.

     Going Concern:

          The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America, which contemplate continuation of the Company as a going concern. However, on April 29, 2005, the Company's service contract with T-Mobile, expired. The Company has begun providing telemarketing services for One Link 4 Travel, Inc., which is in the process of relocating other call center business to the Company. The Company is also in negotiations for a follow-on contract with T-Mobile and is actively seeking other customers. Should these negotiations fail, the Company may need to obtain additional capital. Should the Company be unable to do so on a timely basis or on acceptable terms, it may be unable to meet its obligations as they become due, which would have a material adverse effect on its business, prospects, financial condition and results of operations.

      Use of Estimates:

          The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     Credit Concentrations:

          The Company maintains its cash in bank deposit accounts, which at times may exceed federally insured limits. The Company has not experienced any losses in such accounts.

     Financial Instruments

          The estimated fair values of cash, accounts receivable, accounts payable, accrued expenses, deferred rent, notes payable related and other and capital lease obligations none of which are held for trading purposes, approximate their carrying value because of the short term maturity of these instruments or the stated interest rates are indicative of market interest rates.

     Property and Equipment:

          Property and equipment are valued at cost. Depreciation and amortization are provided by use of the straight-line method over the estimated useful lives of the asset as follows:

                Description                     Useful Life
                -----------                     -----------
                Leasehold improvements            10 years
                Machinery & equipment            5-7 years
                Furniture & fixtures               5 years
                Automobile                        10 years
                Computer equipment               3-5 years
                Software                           5 years

     Long-Lived Assets:

          In accordance with Statement of Financial Accounting Standards ("SFAS") No. 144, "Accounting for the Impairment or Disposal of Long-Lived Assets," long-lived assets to be held and used are analyzed for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. SFAS No. 144 relates to assets that can be amortized and the life can be determinable. The Company reviews property and equipment and other long-lived assets for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may not be recoverable. Recoverability is measured by comparison of the assets' carrying amount to future undiscounted net cash flows the assets are expected to generate. Cash flow forecasts are based on trends of historical performance and management's estimate of future performance, giving consideration to existing and anticipated competitive and economic conditions. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the projected discounted future cash flows arising from the assets or their fair values, whichever is more determinable.

     Deferred Rent

          Certain of the Company's operating leases contain predetermined fixed increases of the minimum rental rate during the initial term. For these leases, the Company recognized the related rental expense on a straight-line basis over the life of the lease and records the difference between rent expense and the amount currently payable a deferred rent, which is included in current liabilities.

     Revenue Recognition:

          Revenue for telemarketing, customer service, payment collection and marketing survey services is recognized when the service is provided.

     Advertising Costs:

          Advertising costs, consisting primarily of print advertisements and direct mailings, are expensed as incurred.

     Major Concentration:

          The Company's primary customer is T-Mobile. The entire amount of the Company's revenue and accounts receivable is with this single customer. On April 29, 2005, the Company's service contract with T-Mobile, expired. The Company has begun providing telemarketing services for One Link 4 Travel, Inc., which is in the process of relocating other call center business to the Company. The Company is also in negotiations for a follow-on contract with T-Mobile and is actively seeking other customers.

     Income Taxes:

          The Company and its members have elected income tax status as a limited liability company from its inception. Under this election, the members of the Company are personally liable for federal and state income taxes. The Company is liable for LLC state fees on revenues generated and foreign taxes on its royalty payments.

     Recent Accounting Pronouncements:

          In January 2003, the Financial Accounting Standards Board (FASB) issued FASB Interpretation No. 46, "Consolidation of Variable Interest Entities, an Interpretation of Accounting Research Bulletin (ARB) No. 51." This interpretation clarifies the application of ARB No. 51, "Consolidated Financial Statements," to certain entities in which equity investors do not have the characteristics of a controlling financial interest or do not have sufficient equity at risk for the entity to finance its activities without additional subordinated financial support from other parties. In December 2003, the FASB revised FASB Interpretation No. 46 (FIN 46R), which allowed companies with certain types of variable interest entities to defer implementation until March 31, 2004.

          In April 2003, the FASB issued SFAS No. 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities". SFAS 149 amends and clarifies financial accounting and reporting of derivative instruments, including certain derivative instruments embedded in other contracts (collectively referred to as derivatives) and for hedging activities under SFAS 133, "Accounting for Derivative Instruments and Hedging Activities". This Statement is effective for contracts entered into or modified after June 30, 2003, except for certain hedging relationships designated after June 30, 2003. The adoption of this Statement is not expected to have a material impact on the Company's financial position, results of operations, or cash flows.

          In May 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity". SFAS 150 establishes standards for how an issuer classifies and measures certain financial instruments with characteristics of both liabilities and equity. It requires that issuers classify a financial instrument that is within its scope as a liability (or an asset in some circumstances). With certain exceptions, this Statement is effective for financial instruments entered into or modified after May 31, 2003, and otherwise is effective at the beginning of the first interim period beginning after June 15, 2003. The adoption of this Statement is not expected to have a material impact on the Company's financial position, results of operations, or cash flows.

          In December 2003, the FASB issued Statement of Financial Accounting Standards (FAS) No. 132 (Revised 2003) "Employers' Disclosures about Pensions and Other Postretirement Benefits". This standard replaces FAS-132 of the same title, which was previously issued in February 1998. The revised FAS-132 was issued in response to concerns expressed by financial statement users about their need for more transparency of pension information. The revised standard increases the existing GAAP disclosures for defined benefit pension plans and other defined benefit postretirement plans. However, it does not change the measurement or recognition of those plans as required under FAS-87, "Employers' Accounting for Pensions", FAS-88, "Employers' Accounting for Settlements and Curtailments of Defined Benefit Pension Plans and for Termination Benefits", and FAS-106, "Employers' Accounting for Postretirement Benefits Other Than Pensions". Specifically, the revised standard requires companies to provide additional disclosures about pension plan assets, benefit obligations, cash flows, and benefit costs of defined benefit pension plans and other defined benefit postretirement plans. Also, for the first time, companies are required to provide a breakdown of plan assets by category, such as debt, equity, and real estate, and to provide certain expected rates of return and target allocation percentages for these asset categories. The revised FAS-132 is effective for financial statements with fiscal years ending after December 15, 2003, and for interim periods beginning after December 15, 2003. The adoption of this Statement is not expected to have a material impact on the Company's financial position, results of operations, or cash flows.

          In December 2003, the Securities and Exchange Commission ("SEC") issued Staff Accounting Bulletin ("SAB") No. 104, "Revenue Recognition". SAB 104 supersedes SAB 101, "Revenue Recognition in Financial Statements". SAB 104's primary purpose is to rescind accounting guidance contained in SAB 101 related to multiple element revenue arrangements, superseded as a result of the issuance of EITF 00-21, "Accounting for Revenue Arrangements with Multiple Deliverables". Additionally, SAB 104 rescinds the SEC's Revenue Recognition in Financial Statements Frequently Asked Questions and Answers ("the FAQ") issued with SAB 101 that had been codified in SEC Topic 13, Revenue Recognition. Selected portions of the FAQ have been incorporated into SAB 104. While the wording of SAB 104 has changed to reflect the issuance of EITF 00-21, the revenue recognition principles of SAB 101 remain largely unchanged by the issuance of SAB 104, which was effective upon issuance. The adoption of SAB 104 did not impact the consolidated financial statements.

          In November 2004, the FASB issued SFAS No. 151, "Inventory Costs, an amendment of ARB No. 43, Chapter 4". The amendments made by Statement 151 clarify that abnormal amounts of idle facility expense, freight, handling costs, and wasted materials (spoilage) should be recognized as current period charges and require the allocation of fixed production overheads to inventory based on the normal capacity of the production facilities. The guidance is effective for inventory costs incurred during fiscal years beginning after June 15, 2005. Earlier application is permitted for inventory costs incurred during fiscal years beginning after November 23, 2004. The Company has evaluated the impact of the adoption of SFAS 151, and does not believe the impact will be significant to the Company's overall results of operations or financial position.

          In December 2004, the FASB issued SFAS No.152, "Accounting for Real Estate Time-Sharing Transactions, an amendment of FASB Statements No. 66 and 67 (SFAS 152)". The amendments made by Statement 152 amend FASB Statement No. 66, Accounting for Sales of Real Estate, to reference the financial accounting and reporting guidance for real estate time-sharing transactions that is provided in AICPA Statement of Position (SOP) 04-2, Accounting for Real Estate Time-Sharing Transactions. This Statement also amends FASB Statement No. 67, Accounting for Costs and Initial Rental Operations of Real Estate Projects, to state that the guidance for (a) incidental operations and
          (b) costs incurred to sell real estate projects does not apply to real estate time-sharing transactions. The accounting for those operations and costs is subject to the guidance in SOP 04-2. This Statement is effective for financial statements for fiscal years beginning after June 15, 2005, with earlier application encouraged. The Company has evaluated the impact of the adoption of SFAS 152, and does not believe the impact will be significant to the Company's overall results of operations or financial position.

          In December 2004, the FASB issued SFAS No.153, "Exchanges of Nonmonetary Assets, an amendment of APB Opinion No. 29, Accounting for Nonmonetary Transactions." The amendments made by Statement 153 are based on the principle that exchanges of nonmonetary assets should be measured based on the fair value of the assets exchanged. Further, the amendments eliminate the narrow exception for nonmonetary exchanges of similar productive assets and replace it with a broader exception for exchanges of nonmonetary assets that do not have commercial substance. Previously, Opinion 29 required that the accounting for an exchange of a productive asset for a similar productive asset or an equivalent interest in the same or similar productive asset should be based on the recorded amount of the asset relinquished. Opinion 29 provided an exception to its basic measurement principle (fair value) for exchanges of similar productive assets. The Board believes that exception required that some nonmonetary exchanges, although commercially substantive, be recorded on a carryover basis. By focusing the exception on exchanges that lack commercial substance, the Board believes this Statement produces financial reporting that more faithfully represents the economics of the transactions. The Statement is effective for nonmonetary asset exchanges occurring in fiscal periods beginning after June 15, 2005. Earlier application is permitted for nonmonetary asset exchanges occurring in fiscal periods beginning after the date of issuance. The provisions of this Statement shall be applied prospectively. The Company has evaluated the impact of the adoption of SFAS 153, and does not believe the impact will be significant to the Company's overall results of operations or financial position.

          In December 2004, the FASB issued SFAS No.123 (revised 2004), "Share-Based Payment". Statement 123(R) will provide investors and other users of financial statements with more complete and neutral financial information by requiring that the compensation cost relating to share-based payment transactions be recognized in financial statements. That cost will be measured based on the fair value of the equity or liability instruments issued. Statement 123(R) covers a wide range of share-based compensation arrangements including share options, restricted share plans, performance-based awards, share appreciation rights, and employee share purchase plans. Statement 123(R) replaces FASB Statement No. 123, Accounting for Stock-Based Compensation, and supersedes APB Opinion No. 25, Accounting for Stock Issued to Employees. Statement 123, as originally issued in 1995, established as preferable a fair-value-based method of accounting for share-based payment transactions with employees. However, that Statement permitted entities the option of continuing to apply the guidance in Opinion 25, as long as the footnotes to financial statements disclosed what net income would have been had the preferable fair-value-based method been used. Public entities (other than those filing as small business issuers) will be required to apply Statement 123(R) as of the first interim or annual reporting period that begins after June 15, 2005. The Company has evaluated the impact of the adoption of SFAS 123(R), and does not believe the impact will be significant to the Company's overall results of operations or financial position.

          In December 2004 the Financial Accounting Standards Board issued two FASB Staff Positions--FSP FAS 109-1, Application of SFAS Statement 109 "Accounting for Income Taxes" to the Tax Deduction on Qualified Production Activities Provided by the American Jobs Creation Act of 2004, and FSP FAS 109-2 Accounting and Disclosure Guidance for the Foreign Earnings Repatriation Provision within the American Jobs Creation Act of 2004. Neither of these affected the Company as it does not participate in the related activities.

          In March 2005, the FASB issued Staff Accounting Bulletin No. 107 ("SAB 107") which provides additional guidance to the new stock option expensing provisions under SFAS 123(R). SAB 107 acknowledges that fair value estimates cannot predict actual future events and as long as the estimates are made in good faith, they will not be subsequently questioned no matter what the actual outcome. Historical volatility should be measured on an unweighted basis over a period equal to or longer than the expected option term or contractual term, depending on the option-pricing model that is used. Implied volatility is based on the market prices of a company's traded options or other financial instruments with option-like features, and is derived by entering the market price of the traded option into a closed-form model and solving for the volatility input. SAB 107 provides additional guidance for companies when estimating an option's expected term. In general, companies are not allowed to consider additional term reduction and the option term cannot be shorter than the vesting period. Companies are permitted to use historical stock option exercise experience to estimate expected term if it represents the best estimate for future exercise patterns. SAB 107 provides that companies should enhance MD&A disclosures related to equity compensation subsequent to adoption of Statement 123(R). SAB 107 provided that companies should provide all disclosures required by Statement 123 (R) in the first 10-Q filed after adoption of the new rules.

          In May 2005, the FASB issued SFAS No. 154, "Accounting Changes and Error Corrections" ("SFAS 154") which replaces Accounting Principles Board Opinions No. 20 "Accounting Changes" and SFAS No. 3, "Reporting Accounting Changes in Interim Financial Statements--An Amendment of APB Opinion No. 28." SFAS 154 provides guidance on the accounting for and reporting of accounting changes and error corrections. It establishes retrospective application, or the latest practicable date, as the required method for reporting a change in accounting principle and the reporting of a correction of an error. SFAS 154 is effective for accounting changes and corrections of errors made in fiscal years beginning after December 15, 2005 and is required to be adopted by first quarter of fiscal 2007. The company is currently evaluating the effect that the adoption of SFAS 154 will have on its consolidated results of operations and financial condition but does not expect it to have a material impact.

(2)  Property and Equipment:

     A summary is as follows:
                                                           2004          2003
                                                        ----------   ----------

     Leasehold Improvements                             $  175,108   $   54,295
     Machinery & equipment                                 139,893       21,091
     Furniture and fixtures                                 16,350           --
     Automobile                                             35,141           --
     Computer equipment                                    189,853           --
     Software                                              552,931      279,911
                                                        ----------   ----------

                                                         1,109,276      355,297

       Less accumulated depreciation and amortization      326,692      235,850
                                                        ----------   ----------

                                                        $  782,584   $  119,447
                                                        ==========   ==========

     Depreciation for the periods ended December 31, 2004, and 2003, totaled $145,137 and $78,299, respectively.

(3)  Notes Payable:

     Notes Payable, Related Party

          On December 23, 2004, the Company entered into a note payable to its sole member in the amount of $550,000. The note bears interest at prime plus one-half percent, compounded annually, and is payable monthly on the first day of the following month. All or any portion of the principal, together with accrued interest, is due and payable within thirty (30) days after written notice of demand for payment by payee. In December 2004 $80,000 was repaid leaving an outstanding balance on this note of $470,000 at an interest rate of 5.75%.

     Notes Payable, Other

          Line of Credit
          --------------

          On September 9, 2004, the Company entered into a revolving line of credit with a bank in an amount up to $800,000. The note bears interest at prime plus one-half percent, 5.75% and 4.5% as of December 31, 2004, and 2003 which is payable monthly. The note is secured by the personal guarantee of the sole member of the Company, and is due and payable on September 9, 2005. As of December 31, 2004, approximately $164,000 was outstanding on this note. Subsequent to the Company's acquisition (Note 6), the note was repaid and terminated.

          Automobile Loan
          ---------------

          On June 30, 2004, the Company entered into a three year loan agreement with a financial institution for the acquisition of an automobile for approximately $35,000. Payments are due monthly and as of December 31, 2004 approximately $29,000 was outstanding.

(4)  Obligation Under Capital Leases

     The Company leases certain computer equipment under noncancelable capital leases. Property and equipment with original cost of $76,345 and $- and accumulated depreciation of approximately $7,635 and $- as of December 31, 2004 and 2003, respectively, have been capitalized under these leases.


     Minimum future lease payments under capital leases as of December 31, 2004, are as follows:

     Year ending December 31,
       2005                                                $      36,129
       2006                                                       15,054
                                                           -------------


     Total minimum lease payments                                 51,183
     Less amount representing interest                             4,855
                                                           -------------

     Present value of net minimum lease                           46,328
     Less current maturities                                      36,129
                                                           -------------

                                                           $      10,199
                                                           =============



(5)  Commitments and Contingencies

     Lease
     -----

     The Company rents office space in Nevada under operating lease agreements, which expire in 2008. The lease agreements provide for an annual adjustment based on inflation.

     Future minimum payments under the operating leases are as follows:

       Year Ending December 31,
                  2005                                        $ 305,168
                  2006                                          314,323
                  2007                                          323,752
                  2008                                           27,045
                                                              ---------
                                                              $ 970,288
                                                              =========

     Litigation
     ----------

     The Company has been named as a defendant in legal actions over a claim of some $31,575 for workstations delivered, exemplary damage for a stop payment and attorney fees. The Company filed a counter claim for the failure to deliver acceptable workstations which generated associated costs and expenses in securing replacement goods and the loss of its initial $20,000 down payment. The Company anticipates that any damages or expenses it may incur in connection with these actions, individually and collectively, will not have a material adverse effect on the Company and did not accrue such claims in accompanying financial statements.

(6)  Subsequent Events (unaudited):

     On April 8, 2005, the Company was acquired by One Link 4 Travel, Inc., a Delaware Corporation ("OneLink") under an acquisition agreement with OneLink, the Company, Paul S. Flannery, as Trustee of the Paul Flannery Trust under trust agreement dated July 2, 2001 and amended and restated November 26, 2003, the sole member of the Company and Paul S. Flannery.

     On April 29, 2005, the Company's service contract with T-Mobile expired. The Company has begun providing telemarketing services for OneLink, which is in the process of relocating other call center business to the Company. The Company is also in negotiations for a follow-on contract with T-Mobile and is actively seeking other customers.

                  PROFORMA FINANCIAL INFORMATION REFLECTING THE
                           EFFECTS OF THE ACQUISITION


The following present the combined financial data of One Link 4 Travel, Inc. (the "Company") and The Call Center LLC ("TCC") for the Company's year ended December 31, 2004 as previously filed by the Company under form 10KSB. TCC's balance sheet as of December 31, 2004 has been derived from audited financial statements for the year ended December 31, 2004 included in this Form 8K/A. The proforma combined balance sheet as of December 31, 2004 assumes that the acquisition of TCC occurred on that date. The pro forma balance sheets are not necessarily indicative of the results that actually would have occurred if the acquisition had been completed on the assumed date(s) nor are the statements necessarily indicative of future combined financial position or earnings. The data presented should be read in conjunction with the financial statements of the Company and TCC for the periods shown.

                             ONE LINK 4 TRAVEL, INC.
                   PROFORMA CONDENSED COMBINED BALANCE SHEETS
                                December 31, 2004


                                                                  OneLink           TCC                        Proforma
                                                                 Stand-Alone    Stand-Alone    Adjustments     Combined
                                                                ------------    ------------   ------------  ------------
ASSETS
Cash                                                            $     95,618    $     33,427   $         --  $    129,045
Accounts receivable                                                      140       1,400,218                    1,400,358
Related party receivable                                                  --              --                          --
Prepaid expenses and other current assets                            555,788              --                      555,788
                                                                ------------    ------------   ------------  ------------
Total current assets                                                 651,546       1,433,645             --     2,085,191
                                                                ------------    ------------   ------------  ------------

Fixed assets (net of accumulated depreciation)                        12,391         782,584                      794,975
Software development costs                                         1,537,214              --                    1,537,214
Deposits and other current assets                                         --          25,528                       25,528
Excess of purchase price over net tangible assets                         --              --      2,743,515     2,743,515
                                                                ------------    ------------   ------------  ------------
Total other assets                                                 1,549,605         808,112      2,743,515     5,101,232
                                                                ------------    ------------   ------------  ------------

Total assets                                                       2,201,151       2,241,757      2,743,515     7,186,423
                                                                ============    ============   ============  ============

LIABILITIES AND STOCKHOLDERS' DEFICIT
Current liabilities
Accounts payable and accrued expenses                                852,692         714,014                    1,566,706
Deferred rent                                                             --          71,375                       71,375
Related party payables                                                79,543              --                       79,543
Notes payable                                                             --         193,555                      193,555
Note payable - related party                                         250,000         470,000                      720,000
Convertible notes (net of discount balance)                        1,696,390              --                    1,696,390
Convertible notes - related parties (net of discount balance)        329,586              --                      329,586
Capital lease obligations - current                                       --          36,129                       36,129
                                                                ------------    ------------   ------------  ------------
Total current liabilities                                          3,208,211       1,485,073             --     4,693,284
                                                                ------------    ------------   ------------  ------------

Long-term liabilities
Notes payable                                                             --              --      2,050,000     2,050,000
Convertible notes (net of discount balance)                               --              --                           --
Convertible notes - related parties (net of discount balance)             --              --                           --
Capital lease obligations, less current portion                           --          10,199                       10,199
                                                                ------------    ------------   ------------  ------------
Total long - term liabilities                                             --          10,199      2,050,000     2,060,199
                                                                ------------    ------------   ------------  ------------
Total liabilities                                                  3,208,211       1,495,272      2,050,000     6,753,483
                                                                ------------    ------------   ------------  ------------

Stockholders' equity (deficit)
Preferred stock                                                           --              --                           --
Common stock                                                          26,160              --          2,000        28,160
Additional paid-in capital/Members' equity                        16,531,935         746,485        691,515    17,969,935
Common stock receivable                                             (100,000)             --                     (100,000)
Accumulated  deficit                                             (17,465,155)             --             --   (17,465,155)
                                                                ------------    ------------   ------------  ------------
Total stockholders' equity (deficit)                              (1,007,060)        746,485        693,515       432,940
                                                                ------------    ------------   ------------  ------------

Total liabilities and stockholders' equity                      $  2,201,151    $  2,241,757   $  2,743,515  $  7,186,423
                                                                ============    ============   ============  ============




                             See accompanying notes



                             ONE LINK 4 TRAVEL, INC.
              PROFORMA CONDENSED COMBINED STATEMENTS OF OPERATIONS
                          Year Ended December 31, 2004


                                              OneLink          TCC                       Proforma
                                            Stand-Alone    Stand-Alone   Adjustments     Combined
                                            ------------   -----------   -----------    -----------
Revenues                                    $        --    $ 7,306,567   $        --    $ 7,306,567
Cost of revenues                                     --      3,896,910                    3,896,910
                                            -----------    -----------   -----------    -----------

Gross profit                                         --      3,409,657            --      3,409,657

Operating expenses
Sales and marketing expenses                    604,823        134,931                      739,754
General and administrative expenses           4,541,031      3,055,782                    7,596,813
Depreciation and amortization                    13,534             --                       13,534
Gain on extinguishment of debt-net             (274,884)            --                     (274,884)
                                            -----------    -----------   -----------    -----------

Total operating expenses                      4,884,504      3,190,713            --      8,075,217
                                            -----------    -----------   -----------    -----------

Income (loss) from operations                (4,884,504)       218,944            --     (4,665,560)

Other income (expense), net                     128,265             --                      128,265
Interest expense, net                        (1,336,734)            --                   (1,336,734)
                                            -----------    -----------   -----------    -----------

Net income (loss)                           $(6,092,973)   $   218,944   $        --    $(5,874,029)
                                            ===========    ===========   ===========    ===========




                             See accompanying notes

                             ONE LINK 4 TRAVEL, INC.

           NOTES TO PRO FORMA CONDENSED COMBINED FINANCIAL STATEMENTS

                                   (Unaudited)

BASIS OF PRESENTATION

The unaudited pro forma condensed combined financial statements as of December 31, 2004 and for the year then ended record the acquisition transaction as if the acquisition had taken place on December 31, 2004, and combines the balance sheets of One Link 4 Travel, Inc. (the "Company") and The Call Center, LLC ("TCC") as of that date. The pro forma information does not purport to be indicative of the results that would have been reported if the above transactions had been in effect for the periods presented or which may result in the future.

SUMMARY OF TRANSACTION

 On April 8, 2005, One Link 4 Travel, Inc. (the "Company") entered into an Acquisition Agreement (the "Agreement") with The Call Center, LLC, a Delaware limited liability company ("TCC"), Paul S. Flannery, as Trustee of the Paul Flannery Trust under trust agreement dated July 2, 2001 and amended and restated November 26, 2003, the sole member of TCC ("Flannery Trust") and Paul S. Flannery ("Flannery") pursuant to which the Company acquired from the Flannery Trust all of its interest in TCC, and thereby acquired sole ownership of TCC, including the operations, assets and business of TCC.

PRO FORMA ADJUSTMENTS

The Company's pro forma condensed combined balance sheet as of December 31, 2004 gives effect to 1) the adjustments necessary to reach the proforma value of common stock of the merged entity, including a) the value of common stock issued for the purchase of TCC, less b) members' equity of TCC, 2) a note payable issued for the purchase of TCC and 3) excess of value of stock and note issued for purchase of TCC over net book value of TCC assets.